SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  March 11, 2004

                        The CattleSale Company
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          (Exact name of registrant as specified in its charter)
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           Delaware                001-07636                 74-1605174
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)


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 9901 IH-10 West, Suite 800, San Antonio, Texas   78230-2292
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(Address of Principal Executive Offices)          (Zip Code)
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Registrant's telephone number, including area code   210-558-2898
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Item 5.   Other Events

The CattleSale Company (the "Buyer") has entered into a letter of intent with CowTek, Inc. (the "Seller") dated as of March 7, 2004 for the proposed acquisition of certain assets of the Seller. A press release announcing the proposed acquisition and a copy of the letter of intent are attached as exhibits 99.1 and 99.2, respectively.



Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

99.1  Press Release dated March 11, 2004

99.2 Letter of Intent between The CattleSale Company and CowTek, Inc. dated March 7, 2004






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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          The CattleSale Company
                                          (Registrant)
Date:  March 11, 2004

                                          By:  /s/ Phillip P. Krumb
                                          Phillip P. Krumb
                                          Chief Financial Officer

Exhibit 99-1

                              FOR IMMEDIATE RELEASE


    THE CATTLESALE COMPANY SIGNS LETTER OF INTENT TO ACQUIRE COWTEK INC.

San Antonio, Texas, March 11, 2004...The CattleSale Company (BB OTC "CTLE") announced today that it has entered into a letter of intent to acquire the cattle identification, traceability and data management division of CowTek, Inc. CowTek, Inc., headquartered in Brule, Nebraska, www.cowtek.com, is the industry leader in ISO Memory tag technology with a cutting edge proprietary distributive database management system for the identification and traceability of individual cattle records. This high tech production system has been designed to modernize and improve the livestock industry with affordable production tools, which allow each animal to carry its own data in an ISO Memory Tag creating a unique distributed database. The production tools, consisting of production management software, utilizes industry ISO read/write hardware technology to communicate data to and from each animal wearing the ISO Memory Tag (data chip) forming the distributed database, which is less controversial and easier to use than what is currently available in the market place. With the appropriate pass code, the data chip can be accessed and managed allowing the producers to keep control of this valuable data and build value into the sale of the animal(s) to each segment of the livestock industry. This new platform also allows the livestock industry to meet new consumer and export guidelines along with government mandates. The fact that the animal's information remains on the data chip and can be updated by each owner is significantly different from other industry ID systems on the market that rely on read only ID tags with a centralized database system separate from the animal. The application of this unique traceability system can extend beyond the live production chain of the cattle industry all the way to the end consumer.

The potential addition of the CowTek technology to the CattleSale Company will not only add a very attractive business unit to the company's current revenue base, but it will also give the CattleSale.com trading platform a significant advantage as the first electronic cattle trading platform in the country that will offer traceable source verified cattle as one of its product choices. "There is a lot of synergy between our customer base and the products available from CowTek," stated CattleSale chairman Ed McMillan.

"The recent incident of Mad Cow Disease in the U.S. has put tremendous pressure on the cattle industry to adopt a tracking solution. The industry could take months if not years to initiate a reasonable solution. That potential vacuum in the industry is exactly why we are attracted to CowTek because their system is de-centralized and can be easily adapted to any final structure mandated by the government. Prior to a final industry standard format, the CowTek products can provide the producer significant production management tools that can add immediate value within a reasonable cost structure," stated David Geiman, CattleSale CEO.

The acquisition is structured around the issuance of 300,000 shares of CattleSale Company $10 Convertible Preferred Stock B and 4,000,000 stock options on CattleSale common stock exercisable between $.25 and $.75 for a combined exercise price of $2,120,000. Fully exercised, the dilution to CattleSale would be approximately 13%. The transaction has an expected close date of April 15, 2004 and is contingent on final due diligence, a definitive purchase agreement and approval of both companies' board of directors.

"The strength of the CattleSale management team, the CattleSale.com trading platform, their client base and the fact that the company is publicly traded made a very compelling story," said Gary Marsh President, CEO and co-founder of CowTek, Inc. Mr. Marsh will remain as president of the CowTek division.

                                    Contact:
                                David Geiman, CEO
                             The CattleSale Company
                            San Antonio, Texas 78230
                                 (210) 558 2898


         This press release contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, the risks associated with entering into a new line of business, changes in product demand, the reliability of the internet, changes in competition, economic conditions, new product development, changes in tax and other governmental rules and regulations applicable to the Company, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release the words "believes," "estimates," "plans," "expects," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.



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Exhibit99.2

The CattleSale Company, Inc.
710 North York Road
Hinsdale, IL 60521

March 7, 2004

PERSONAL & CONFIDENTIAL

Mr. Gary F. Marsh CowTek, Inc, President & CEO 715 State Street
Brule, NE  69127

VIA FAX TRANSMISSION


Dear Gary:

         The purpose of this letter is to set forth our mutual understanding in connection with the proposed acquisition of certain assets (the Assets) of CowTek, Inc (the "Seller") by The CattleSale Company (the "Buyer"):

1. The Seller. The Seller is headquartered in Brule, Nebraska with a California "C" Corp. and has developed proprietary productivity tools, which include hardware, software and decentralized database solutions, specific to the livestock industry.

2. Purchase of Assets. The Buyer proposes to acquire certain Assets, free and clear of all liens, claims and encumbrances. A summary of the Assets included, but not limited to, are below;

       Description of CowTek (Seller) Assets
         >>  Agriculture Related License of IDCOMM Published Patent
             AP 20030023517 A1
         >> All other applied patents, Trade Mark or perceived products >> CowTek name, Trademarks and all associated goodwill >> Customer lists, equipment, inventory, software and all intellectually property
         >> Non-compete agreement with all Directors, Shareholders and employees
         >> Employment agreement with Gary Marsh to be created and in place prior to close of escrow
         >>  Exclusive of the ETD Bolus Program

The parties anticipate that the closing shall occur on or before April 15, 2004.

3. Liabilities. Buyer assumes responsibility for ninety thousand dollars ($90,000) of critical CowTek payables that will be paid out over an 18 month schedule beginning immediately following Closing.

4. Agreements. Honor prior agreements with McGinely Schilz (Advisory Board) Exhibit B

5. Purchase Price. The purchase price to be paid by the Buyer for the Assets shall consist of the following:
            Description of CattleSale (Buyer) Payment:
               >> $3 million Dollars face amount (300,000 shares) of The
                  CattleSale Company $10 Series B Cumulative, Convertible Preferred Stock. See Section 8
               >> 450,000 10-cent stock purchase options for CattleSale Common stock (CTLE) issued to Gary Marsh for employment agreement.
               >> 1,000,000 CTLE Stock options exercisable at $.12 for 2 years
               >> 1,000,000 CTLE Stock options exercisable at $.50 for 3 years >> 2,000,000 CTLE Stock options exercisable at $.75 for 3 Years

6. Provisions for buyback. The Seller will have a 12 month buyback option on the CowTek assets, in exchange for 300,000 shares of CTLE Preferred B, in the event of bankruptcy or forced liquidation of Buyer.

7. Board of Directors Representation. The Buyer will nominate for election to the CattleSale Company Board of Directors, one representative from the Sellers current Board or management team, at the Sellers recommendation.

8. The Preferred Stock. The rights and preference of the Series B Preferred Stock ("Preferred Stock"), which each have a par value of $.01 per share, are as follows:
         Dividends: Dividends accrue and are cumulative from the date of issuance in an annual amount equal to 2.5% per year per share, payable semi-annually, when, as and if declared by the Board of Directors. Dividends are payable in cash, shares of Preferred Stock (valued at $10 per share) or shares of Common Stock (valued, (x) if there is a market for the Common Stock, at the average price of a share of Common Stock during the last thirty (30) days of trading, or (y) if there is not a market for the Common Stock, at $1.38 per share), or any combination thereof.
         Conversion: Each share of Preferred Stock is convertible at any time at the option of the holder into 7.25 shares of Common Stock. Redemption:
         At any time after the earlier of: A merger or consolidation effecting the sale in one or a series of related transactions of all or substantially all of the Company's assets or a sale of more than fifty percent (50%) of the Company's outstanding voting securities, or The realization by the Company of aggregate net proceeds in excess of $10,000,000 in connection with the sale of Common Stock pursuant to a public offering registered under the Securities Act of 1933, as amended (a "Qualified Public Offering"),

9. Definitive Purchase Agreement. Closing of the transactions shall be subject to the execution and delivery of a definitive Purchase Agreement (the "Agreement") between the Buyer and the Seller. The Agreement will contain such representations and warranties, covenants, terms and conditions as are customary and appropriate for a transaction of this type including, without limitation, the parties' obligations to close being conditioned on obtaining any required shareholder and board of director or other governing body consents and completion of due diligence.

10. Non-Competition Agreement. In connection with the closing of the sale of the Assets and other transactions described herein, the Seller and each of members of the Board of Directors and senior management of the Seller prior to the closing shall enter into non-competition agreements prohibiting such persons from engaging in any livestock identification or tracking businesses competitive with the business of the Buyer.

11. Non-Competition Exclusion Agreement. The Bolus technology and its current marketed capabilities as an Identification system and unique temperature protocol are excluded from the Non-Compete. A sub license will be granted for the Memory Tag Portion at no charge to the next buyer for the ETD Bolus Only.

12. Confidentiality. Seller acknowledges that the Buy is a publicly traded company and is bound by very strict restrictions on the release of information. Both Buyer and Seller agree to at all times maintain the confidentiality of all confidential and/or proprietary information of both CowTek and CattleSale companies and will not disclose such information, or use it for any purpose other than its evaluation of the proposed transaction. Seller will not release any information on this potential transaction to any party outside of its senior management team, without the prior consent of the Buyer, or as otherwise required by law.

13. Expenses. The Seller and the Buyer shall each be responsible for their own respective legal, due diligence, accounting and/or financing fees or expenses.

14. Exclusivity Period. In connection with the proposed transactions, you understand that the Buyer will require a brief period of cooperation to complete its due diligence investigation. Accordingly, the Seller, and its agents, agrees to negotiate exclusively with the Buyer with respect to any transactions relating to the Seller's Assets of the kind described in this letter during the period ending on May 15, 2004 (the "Exclusivity Period"). During the Exclusivity Period, the Buyer and Seller shall use their commercially reasonable best efforts to negotiate and execute a definitive Agreement, in form and substance satisfactory to the respective parties and their attorneys.

15. Amendment; Assignment. This Letter of Intent may not be amended except by an agreement in writing, signed by all parties. The Buyer or the Seller without the written consent of all parties shall not assign this Letter of Intent.

16. Governing Law. This Letter of Intent shall be governed by, and construed in accordance with, the laws of the State of Illinois.

17. Binding Provisions. Only the provisions of paragraphs 8 through 12 shall constitute the legally binding and enforceable obligations of the parties hereto.



     If you agree to the foregoing, please so signify by executing the enclosed copy of this letter in the space provided and delivering it to us


                                            Very truly yours,


                                           The CattleSale Company, Inc.


                                            By:/s/ David W. Pequet
                                            Name: David W. Pequet
                                            Title:   Director


AGREED TO AND ACCEPTED:
On this 7th day of March 2004

CowTek, Inc.


By:/s/Gary F. Marsh
      Gary F. Marsh
      President, CEO